Transforming Radiotherapy with Dismutase Mimetics November 2020 Exhibit 99.2

Disclaimers and Forward-Looking Statements Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of and the release of data from clinical trials, our plans to prepare for commercialization and a US launch, the anticipated direct and indirect impact of COVID-19 on Galera's business and operations, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 filed with the U.S. Securities and Exchange Commission (SEC), Annual Report on Form 10-K for the year ended December 31, 2019 and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Whenever the Company uses the terms “transform radiotherapy” or “transforming radiotherapy” in this presentation, it is referring to its mission statement.

Superoxide Dismutase Mimetics – Vision

Rapid elimination of Superoxide ($O_2^{\bullet -}$)

IMRT
Intensity Modulated RT

Potential to Reduce Toxicity

Severe Oral Mucositis Head & Neck Cancer (SOM in HNC)	Esophagitis NSC Lung Cancer (NSCLC)
	
Phase 3 ROMAN	**Phase 2 Trial**

Normal tissue toxicity limits optimal radiotherapy treatment of tumor

Over half of cancer patients receive radiotherapy as part of their care[1, 2]


Transforming Radiotherapy
with
Dismutase Mimetics

Increase H_2O_2 in tumors

SBRT
Stereotactic Body RT

Potential to Increase Efficacy

Pancreatic Cancer Locally Advanced (LAPC)	Lung Cancer Locally Advanced (LANSCLC)
	
Phase 1b/2a SBRT Combo	**Phase 1b/2a SBRT Combo**

Radiotherapy is SoC for many local tumors but need remains for greater efficacy

[1] *Delaney G, Jacob S, Featherstone C, Barton M. The role of radiotherapy in cancer treatment… Cancer. 2005;104:1129-1137*
[2] *Begg AC, Stewart FA, Vens C. Strategies to improve radiotherapy with targeted drugs. Nat Rev Cancer. 2011;11:239-253*

3

Clinical Stage Pipeline

	Trial	Phase 1 (1a / 1b) · Phase 2 (2a / 2b) · Phase 3	Next Anticipated Milestone
Reducing RT Toxicity / IMRT Combos	ROMAN avasopasem vs. placebo	SOM in Head & Neck Cancer	Topline Data 2H 2021
	EUSOM avasopasem single-arm	SOM in Head & Neck Cancer (1)	Topline Data 2H 2021
	AESOP avasopasem single-arm	Esophagitis in NSCLC (2)	Topline Data 1H 2022
Increasing RT Efficacy / SBRT Combos	LAPC Pilot GC4419 vs. placebo	Pancreatic Cancer (3)	1 Year Follow-up 2H 2021
	GRECO-1 GC4711 vs. placebo	NSC Lung Cancer (4)	1st Stage Data 1H 2022
	GRECO-2 GC4711 vs. placebo	Pancreatic Cancer	Initiate Trial 1H 2021
	COVID Pilot avasopasem vs. placebo	COVID-19 Critically Ill Patients	Topline Data 1H 2021

(1) EUSOM is a single-arm multi-center trial evaluating the safety of avasopasem in patients with HNC in Europe.
(2) Phase 2a trial in patients with lung cancer building on avasopasem safety and tolerability findings from SOM trials in patients with HNC.
(3) This first SBRT combination trial used GC4419 (avasopasem). Observations from this pilot trial have been used to guide development of GC4711 to assess anti-cancer efficacy in combination with SBRT.
(4) Two stage trial with first stage to assess anti-cancer efficacy of SBRT +/- GC4711 and the second stage to assess anti-cancer efficacy of SBRT and checkpoint inhibitor +/- GC4711.

4

Investment Highlights

Avasopasem GC4419

Reducing IMRT toxicity in patients with head & neck cancer

- Robust efficacy in randomized Phase 2b trial (n=223)
- Breakthrough therapy designation granted by FDA
- Single Phase 3 sufficient for registration (n≈450)


JOURNAL OF
CLINICAL
ONCOLOGY
J Clin Oncol. 2019 Dec 1; 37(34): 3256–3265.

2nd Product GC4711

Increasing SBRT anti-cancer efficacy in patients

- Improved local control and overall survival in pilot LAPC trial (n=42)
- Preparing to initiate randomized Phase 2b trial in pancreatic cancer
- Randomized Phase 1/2 trial ongoing in NSCLC



Planning US Launch

Galera is building a commercial team for the US Launch

- 65,000 head & neck cancer patients diagnosed annually in the US
- 4,000 radiation oncologists in ~2,500 radiotherapy sites in US
- Galera's quantitative market research reached ~5% of US Rad Oncs


~40 reps for
the 4,000 radiation
oncologists in U.S.

5

Dismutase Technology

O2 more damaging to normal cells than cancer cells Unique Technology Dismutase Mimetics Small Molecule Enzyme Mimetics Mimic human superoxide dismutase (SOD) enzymes Rapidly convert superoxide (O2) to hydrogen peroxide (H2O2) Shifts balance in normal & cancer cells from superoxide to hydrogen peroxide Avasopasem (GC4419) GC4711 H2O2 more toxic to cancer cells than normal cells

Galera's Dismutase Mimetics

Native SOD Enzymes

Native SOD Enzymes
- Overexpression reduces RT toxicity
- Large size, immunogenicity & short half-lives limit bioavailability
- Inactivation/inhibition by reactive oxygen species



Small Molecule Mimetics

Challenge: suitable small molecule dismutase mimetics
- Fast catalytic rates & high selectivity for superoxide
- Firmly hold manganese in macrocyclic ring
- Stable, safe & suitable for manufacturing


H
N
Y
Mn
X

Dismutase Mimetics Core Structure
Pentaaza Macrocycles

Small Molecule Dismutase Mimetics with Attractive Drug Characteristics

Speed: Comparable to native SODs ($2x10^7$ molecules per sec)

Selectivity: Interact with superoxide alone, not other reactive oxygen species

Stability: Firmly hold Mn atom in macrocyclic ring

Safety: Well-tolerated preclinically and clinically

Synthesis: Efficient & cost-effective manufacturing process

8

Dismutase Mimetics Reduce Radiation Toxicities Thompson, et al., Free Radical Research, 44(5):529-540, 2010 Galera internal data Mice given GC4403 or placebo before lethal Total Body Irradiation (8.5 Gy) 100% of 40mg/kg GC4403 mice survived; 100% of control mice died Intestinal mucositis was main cause of death Reduce Radiation Mucositis Lethal dose of Total Body Irradiation (8.5 Gy) to mice 100% death on control, 100% survival with 40mg/kg Main cause of death was intestinal mucositis

Dismutase Mimetics Increase Anti-Cancer Efficacy with High Fraction-Dose RT in Preclinical Models RT with Biological Equivalent Doses Days Post Treatment Days Post Treatment Days Post Treatment Days Post Treatment SBRT Stereotactic Body Radiation Therapy Courtesy of M Story (UTSW) Vehicle Increase Radiotherapy Efficacy Focal irradiation of human tumor xenografts (H1299 NSCLC) in mice RT anti-cancer synergy of GC4419 increases with bigger RT fractions Bigger fraction à More O2 à More H2O2 Also demonstrated with human pancreatic cancer xenografts

…Increasing Anti-Cancer Efficacy via H2O2 Sishc et al, AACR, 2018 Sishc, et al, AACR Pancreatic Cancer, 2019 Larger RT fraction à more O2 Dismutase Mimetics à more H2O2 • PANC-1 PDAC xenograft Genetically modified H1299CAT – with doxycycline-inducible catalase Tumor tissue H2O2 reduced when doxycycline added, losing the synergy

Reducing Toxicity of IMRT – Clinical Data (Intensity Modulated Radiotherapy)

GT-201: 223-Patient Randomized Phase 2b OM Trial

Supportive trial to the ROMAN Phase 3 for the NDA

Galera Therapeutics, Inc

Trial Design

Treatment	• Avasopasem (GC4419) 90mg, 30mg, or placebo • 60 minute IV infusion, Mon-Fri. • Ending <60 mins pre-RT
Population	• Patients with HNC • Locally-advanced, squamous cell • Eligible for SoC – 7 weeks IMRT + cisplatin
Stratification Factors	• Tumor HPV Status: positive or negative • Cisplatin Schedule: q3wks or weekly
Endpoints	• Primary – Reduction in median duration of SOM – WHO Grades 3 & 4
	• Secondary – Reduction in incidence and severity of SOM at pre-specified timepoints • Exploratory – Time to SOM onset
	• Tumor outcomes (2 year follow-up) • Locoregional control, distant mets, PFS, OS



Randomize (1:1:1)
GC4419 90mg x 7 weeks
GC4419 30mg x 7 weeks
Placebo x 7 weeks

WHO Grading Scale

Grade	Description
1	No ulcers Erythema and soreness
2	Ulcers Able to eat a solid diet
3	Ulcers Requires a liquid diet
4	Ulcers Unable to eat or drink

SEVERE (Grades 3 & 4)

Anderson et al, JCO, 2019

13

Consistent Efficacy Across All SOM Parameters And consistent dose response: 90mg > 30mg Primary endpoint was duration - defined as # days from 1st occurrence of grade 3 or 4 SOM until the 1st event of grade 2 or less (there being no subsequent grade 3 or 4 events.) *Secondary endpoints (incidence and severity ) have nominal p values compared to placebo ITT = Intent-To-Treat population (n=223) DURATION 92% Reduction in median days of SOM 90 mg vs. Placebo p=0.024 INCIDENCE 34% Reduction through all RT 90 mg vs. Placebo p=0.009* SEVERITY 47% Reduction in Incidence of Grade 4 OM 90 mg vs. Placebo p=0.045*

Safety Summary – Rand. Phase 2b Trial Safety Profile of Both Avasopasem (GC4419) Doses Comparable to Placebo Avasopasem (GC4419) was well tolerated at both doses Most frequent AE’s are those expected with SoC cisplatin – RT regimen Most Frequent AEs (any grade) Placebo (n=72) 30 mg GC4419 (n=73) 90 mg GC4419 (n=72) Lymphopenia 89% 92% 88% Nausea 75% 68% 82% Fatigue 69% 60% 65% Oropharyngeal pain 64% 63% 61% Constipation 53% 59% 64% Radiation skin injury 47% 51% 53% Vomiting 47% 52% 49% Dysgeusia (taste) 49% 55% 43% Dysphagia 43% 42% 47% Weight decreased 35% 40% 44% Oral candidiasis 29% 45% 43% Leukopenia 39% 37% 39% % Anderson et al, JCO, 2019

GT-301: The ROMAN Trial - Phase 3 Confirmatory Trial Enrolling

Reduction in Oral Mucositis with Avasopasem Manganese (GC4419)

Galera Therapeutics, Inc

Trial Design (n≈450 pts)

Treatment	• Avasopasem (GC4419) 90mg or placebo • 60 minute IV infusion, Mon-Fri • Ending <60 mins pre-RT
Population	• Patients with Head & Neck Cancer • Locally-advanced, squamous cell • Eligible for SoC – 7 weeks IMRT + cisplatin
Stratification Factors	• Surgery Status: post-op or definitive • Cisplatin Schedule: q3wks or weekly
Endpoints	• Primary – Reduction in incidence of SOM – WHO Grades 3 & 4
	• Secondary – Reductions in severity of SOM and number of days of SOM experienced • Tumor outcomes[1] – LRC, DM-free, PFS, OS

Randomize (3:2)

- **GC4419 90mg x 7 weeks**
- **Placebo x 7 weeks**

WHO Grading Scale

Grade	Description
1	No ulcers Erythema and soreness
2	Ulcers Able to eat a solid diet
3 (SEVERE)	Ulcers Requires a liquid diet
4 (SEVERE)	Ulcers Unable to eat or drink

[1] LRC = locoregional control, DM-free = free of distant mets, PFS = Progression-Free Survival, OS = Overall Survival

16

Increasing SBRT Efficacy – Clinical Data (Stereotactic Radiotherapy)

Pilot Phase 1/2 in Pancreatic Cancer: SBRT +/- GC4419

Galera Therapeutics, Inc

SBRT GC4419 Pilot

Double-blind, Placebo-controlled, Randomized Trial

- Patients with Locally Advanced Pancreatic Cancer (LAPC) post ~6 mos chemo
- Optimal SBRT fraction selected based on 90-day safety/efficacy (LO-ET [1])
- Tumor outcome measures: ORR, LRC, DM, Resectability, PFS, OS



Inoperable LA or BR Pancreatic Cancer after ~6 months of induction Chemo

R

	Single-center Stage	Multicenter Stage	Total
SBRT + Placebo x 5 doses	**N=8**	**N=10**	**N=18**
90 90 90 90 90 GC4419 / SBRT	2018–2019 Limited to LA/unresectable →	2020 (Jan–June) Included borderline resectable	
SBRT + GC4419 x 5 doses	**N=11**	**N=13**	**N=24**
GC4419 90mg IV over 60min	**>1 Year Follow-Up**	**3–6 Months Follow-Up**	

Surgical Evaluation

Resection If possible

[1]LO-ET = Late-Onset Efficacy-Toxicity (Jin IH, Liu S, Thall PF, Yuan Y. J Am Stat Assoc 2014;109:525-36) SBRT = stereotactic body radiation therapy, LA = Locally-Advanced, BR = Borderline Resectable
ORR = Overall Response Rate, LRC = Locoregional Failure, DM = Distant Metastases, PFS = Progression-Free Survival, OS = Overall Survival

18

Baseline Characteristics (n=42) ECOG = Eastern Cooperative Oncology Group Performance Status Criteria CA 19-9 = Carbohydrate Antigen 19-9 is a tumor marker for pancreatic cancer Placebo (n=18) Avasopasem (n=24) Median age (range), yrs 68 (48–82) 72 (41–83) Male/Female 7/11 16/8 Borderline resectable/Locally advanced 2/16 7/17 ECOG Performance status 0/1/2 9/9/0 12/11/1 Prior chemo, duration median (range), wks 21.9 (12.0–36.3) 17.9 (9.1–67.1) CA19-9 at randomization, median (range) 26.25 (0.5–2186) 28.5 (0.3–70) Smokers/Nonsmokers 3/15 2/22

Safety – Grade 3+ Adverse Events (All Causes) AE = adverse event; GI = gastrointestinal . Placebo (n=18) Avasopasem (n=24) Acute Adverse Events (up to 90 days post SBRT) Patients with acute Grade 3+ AEs* 4 (22%) 6 (25%) Grade 3 acute GI toxicity** 2 (11%) 2 (8%) Late Adverse Events (91 days–1 year post SBRT) Patients with late Grade 3+ AEs 5 (28%) 7 (29%) *Only 1 patient > Gr. 3 (aspiration pneumonia, hypoxia & atrial fibrillation, resolved with supplemental O2, antibiotics & beta blocker) **No bleeding ulcers by 12-week endoscopy, no GI toxicity > Grade 3

Best Response from Baseline Tumor in SBRT Field (n=42) Waterfall plot through August 24, 2020; follow-up ongoing 1 Partial response per modified RECIST (Response Evaluation Criteria in Solid Tumors)  SBRT + GC4419 NE SBRT + Placebo PR1 or better: 8 out of 24 patients on GC4419 (33%) PR1 or better: 3 out of 18 patients on placebo (17%) R0 R0 R0 R0 R0 R0 R1 RO R1 = Surgical resection (R0 = clear margins). = Surgical resection (R1 = tumor at margins). NE = not evaluable.

Patients Who Underwent Resection Post SBRT

Surgical Decision Based on Multiple Factors (n=7)

Treatment SBRT Arm	Initial Tumor Staging LA or BR		Margins Post Resection R0/R1		Histopath Analysis Post Resection		
Avasopasem (n=5)	LA		R0		pCR		
		BR	R0				pPR
		BR	R0				pPR
		BR	R0				pPR
	LA		R0				pPR
Placebo (n=2)		BR	R0				pPR
	LA			R1		pNR	

- No significant perioperative complications after SBRT for all 7 patients

LA/BR = locally advanced or borderline resectable; pCR/pNR/pPR = pathological complete, near, or partial response; R0/R1 = resectable results: R0 = clear margins, R1 = positive microscopic margins; SBRT = stereotactic body radiation therapy

22

SBRT + GC4419 Demonstrated Better Preliminary Outcomes Than SBRT + PBO

Galera Therapeutics, Inc



Exhibited Better Local Control
Exhibited Less Failures Inside & Outside RT Field
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
17%
33%
6%
21%
17%
8%
44%
25%
Response within SBRT Field
Successful Surgery (R0)
Failure within SBRT Field
Failure outside SBRT Field
Placebo (n=18)
Avasopasem (n=24)

Data through August 24, 2020; follow-up ongoing

Response within SBRT Field = % of patients with partial response or better per Modified RECIST; Successful Surgery = % of patients with R0 margins post resection
Failure within SBRT Field = % of patients with locoregional failure; Failure outside SBRT Field = % of patients with distant metastases

23

Encouraging Survival in All Patients (data as of Aug 24, 2020) Kaplan-Meier Analysis by Treatment (ITT, n=42) AVA = GC4419 or Avasopasem Note: Resected patients (n=7) censored at time of surgery for PFS (5 on GC4419 arm) Overall Survival (OS) Progression-Free Survival (PFS) Log Rank P value = 0.0643, HR = 0.4 Log Rank P value = 0.29, HR = 0.6 N=42

Efficacy Endpoints in Patients Followed for >1 Year (n=19, ITT)

Best Response Rate


60%
50%
40%
30%
20%
10%
0%
54%
13%
Avasopasem
Placebo

Medians (Weeks From SBRT)


0
10
20
30
40
50
60
OS
40.4
HR=0.3; P (log-rank): 0.046
Not Reached
PFS
12.7
HR=0.4; P (log-rank): 0.078
29.3
LRC
15.0
HR=0.1; P (log-rank): 0.051
Not Reached
TDM
12.7
HR=0.4; P (log-rank): 0.068
34.7
Placebo (n=8)
Avasopasem (n=11)

HR = Hazard ratio; LRC = locoregional control; OS = overall survival, PFS = progression-free survival, TDM = time to distant metastases.

25

Encouraging Survival in Patients Followed for >1 Year Kaplan-Meier Analysis by Treatment (ITT, n=19) AVA = GC4419 or Avasopasem Log Rank P value = 0.0463, HR = 0.3 Log Rank P value = 0.078, HR = 0.4 Overall Survival (OS) Progression-Free Survival (PFS) N=19

Hazard Ratios on all Efficacy endpoints appear to favor GC4419 arm Comparison of Mature (n=19) and All Patients (n=42) – as of August 24, 2020 Comparison of Hazard Ratios (95% Confidence Intervals) Initial Stage Pts (n=19) All Patients (n=42) Overall Survival (OS) 0.3 (0.09-1.05) 0.4 (0.12-1.11) Progression-Free Survival (PFS) 0.4 (0.15-1.14) 0.6 (0.23-1.56) Loco-Regional Control (LRC) 0.1 (0.01-1.37) 0.2 (0.02-2.22) Time to Distant Mets (TDM) 0.4 (0.11-1.13) 0.4 (0.13-1.29)

Pancreatic Cancer Population in US

5-Year Survival is ~10%

Annual new cases
460,000 Globally[1]
57,000 in US[2]

9-13% 5-year Survival



Bile duct
Tail
Body
Pancreatic duct
Head

GRECO-2
Double-Blind
Placebo-controlled
Randomized trial



8%
Not Known
10%
Local
Metastatic
52%
Regional
29%

1/6th get attempted surgical resection

1/3rd get chemotherapy upfront then some considered for SBRT

Half at diagnosis are beyond locoregional control and receive chemotherapy, with some getting RT as palliation to primary

[1] 2019 SEER Data [2]Epidemiology of Pancreatic Cancer: Global Trends, Etiology and Risk Factors, Rawla P et al. World J Oncol. 2019 Feb; 10(1): 10–27
***GRECO** = Galera Radiotherapy Efficacy Cancer Optimization*

28

GRECO-1 for Lung Cancer SBRT +/- GC4711 *SBRT dose is 10-12 Gy x 5, determined by SBRT Planning. GRECO = Galera Radiotherapy Efficacy Cancer Optimization, NSCLC = Non-Small Cell Lung Cancer; ECOG PS = Eastern Cooperative Group Performance Status SBRT GC4711 Combo Trial Double-blind, Placebo-controlled, Randomized Trial after Short Phase 1 NSCLC Locally Advanced – Previously untreated (1st line) Objectives: Safety (reducing Pneumonitis), ORR, LRC, DM, PFS, OS Stage 1 to access SBRT +/- GC4711; Stage 2 SBRT + Checkpoint Inhibitor +/- GC4711 1st–line NSCLC Centrally located or Large Tumors ECOG PS 0-3 Phase 1 (n=5 pts) R SBRT + GC4711 x 5 SBRT + Placebo x 5 Randomized Phase 2 (n66 pts)   SBRT + GC4711 x 5 30 Day Safety SRC Review 100 100 100 100 100 GC4711 SBRT 100 100 100 100 100 GC4711 SBRT GC4711 100 mg IV in 15min SBRT 10-12 Gy* x 5 1st Stage: GC4711 100 mg IV in 15min SBRT 10-12 Gy* x 5

Commercial Considerations

Large Commercial Opportunity Addressing Clear Unmet Need

Severe Oral Mucositis & Esophagitis

Galera Therapeutics, Inc

Severe Oral Mucositis Head & Neck Cancer

42k HNC Pts

~65k new cases/year in US
2/3rd get IMRT & cisplatin as standard-of-care
→ 70% get SOM
20-30% get Grade 4
No approved drug

Rad Oncs report severe oral mucositis is most burdensome side effect of HNC RT treatment

220 Rad Oncs in market research

5% of Rad Oncs

Galera's quantitative market research to date includes ~5% of US radiation oncologists

Supports significant, rapid uptake[2]

SOM common and costly

~$32,000

Patients with OM incur ~$32,000 more in medical expenses in first 6 months from start of RT

Current approaches inadequate – while frequently used, only 1 in 5 believe they are useful

Targeted salesforce In U.S.

~40 Reps

Focused commercial infrastructure


~40 reps for the 4,000 radiation oncologists in U.S.

~2,500 RT sites in US
~60% of patients are treated in ~500 centers[1]

Esophagitis in Lung Cancer

50k NSCLC Pts

~50k NSCLC patients treated with IMRT, 50% get ≥ Grade 2 esophagitis[3]
→ inability to swallow, severe pain, ulceration, bleeding & hospitalization

SOM efficacy seen by radiation oncologists as supportive for esophagitis[4]

[1] Medicare Claims Analysis by Galera in 2019 [2]Hypothetical Product X for SOM with a similar profile to avasopasem Phase 2b results
[3]NCI or RTOG grading scales, [4]Galera Market Research (150 Radiation Oncologists), Rad Oncs = Radiation Oncologists, SOM = Severe Oral Mucositis

31

1 2019 SEER Data 2Epidemiology of Pancreatic Cancer: Global Trends, Etiology and Risk Factors, Rawla P et al. World J Oncol. 2019 Feb; 10(1): 10–27. 3Acta Oncologica, 2015; 54: 979–985 4Suker M., Beumer B.R., Sadot E., Marthey L., Faris J.E., Mellon E.A. The Lancet Oncology. 2016;17(6):801–810. 5NCCN = National Comprehensive Cancer Network-2019 Unmet Medical Need with Limited Treatment Options Pancreatic Cancer Lethal Common Cancer Increasing Number of Pancreatic Cancer Patients Diagnosed Each Year Annually, 57,000 newly diagnosed in US1 and 460,000 globally2 It is the most lethal common cancer: 5-year survival 9-13%1,2 Over 30% present with locally advanced unresectable or borderline resectable (18,000 in US)2 Novel Therapies Needed First Line Treatment is Induction Chemotherapy for Over 80% of Patients2 FOLFIRINOX or Gemcitabine/Abraxane most commonly used3 60% of patients fail induction therapy within 12 months4 60% on FOLFIRINOX develop Grade 3-5 toxicity4 SBRT is Accepted Tx Option SBRT Use is increasingly used for locoregional control (by NCCN and others)5 1st or 2nd line option after 4-5 months of chemotherapy for locally advanced cancer For loco-regional recurrence after surgical resection For some patients with metastatic disease for palliative control of local disease

GRECO-1 Trial: GC4711 + SBRT Combination in NSC Lung Cancer Globocan & US SEER Data* Decision Resources Group (DRG) Primary Market Research, Oct 2020 12,120 Central Tumor ≤ 3cm 15,430 Central Tumor > 3cm NSCLC Non-Small Cell Lung Cancer (NSCLC) Leading cause of cancer death in US – 142,670 deaths in 2019* SBRT commonly used for smaller peripheral tumors Lung toxicity limits use in larger (>3cm) or centrally-located tumors GC4711 GC4711 – SBRT Clinical Candidate Same mechanism of action as avasopasem (GC4419), with IV & oral forms Novel chemical entity with IP through 2036 Completed 14-day Phase 1 in healthy volunteers: 15-minute infusion 14,600 Peripheral Tumor > 3cm 175,000 NSCLC (US*) 102,000 Stage I, II, III 55,100 Node-negative 2,500,000 NSCLC (World*)

COVID-19 Trial

Superoxide plays important role in Late Stages of COVID-19 Infection

Galera Therapeutics, Inc

Classification of COVID-19 disease states and potential therapeutic targets. The figure illustrates 3 escalating phases of COVID-19 disease progression, with associated signs, symptoms, and potential phase-specific therapies.

ARDS, acute respiratory distress syndrome; CRP, C-reactive protein; JAK, janus kinase; LDH, lactate dehydrogenase; NT-proBNP, N-terminal pro B-type natriuretic peptide; SIRS, systemic inflammatory response syndrome; GM-CSF, Granulocyte Macrophage Colony Stimulating Factor.



Building Cytokine Storm
ARDS → Shock
Superoxide plays an important role in the hyperinflammatory stage and in hypotensive sepsis/shock
Stage I
(Early Infection)
Stage II
(Pulmonary Phase)
Stage III
(Hyperinflammation Phase)
IIA
IIB
Severity of Illness
Viral response phase
Host inflammatory response phase
Time course
Clinical Symptoms
Mild constitutional symptoms
Fever >99.6˚F
Dry Cough, diarrhea, headache
Shortness of Breath
Hypoxia (PaO2/FiO2≤300mmHg)
ARDS
SIRS/Shock
Cardiac Failure
Clinical Signs
Lymphopenia, increased prothrombin time, increased D-Dimer and LDH (mild)
Abnormal chest imaging
Transaminitis
Low-normal procalcitonin
Elevated inflammatory markers (CRP, LDH, IL-6, D-dimer, ferritin)
Troponin, NT-proBNP elevation

COVID-19 illness in native and immunosuppressed states: A clinical–therapeutic staging proposal
Hasan K. Siddiqi, MD, MSCR, Mandeep R. Mehra, MD, MSc Published:March 20, 2020 DOI:https://doi.org/10.1016/j.healun.2020.03.012

35

Phase 2 Pilot Trial of Avasopasem in Patients with COVID-19

Randomized Placebo-Controlled Trial in Patients with Critical Illness (n=50)

GC4419 For COVID-19

Double-blind, Placebo-controlled, Randomized Trial

- Superoxide plays a central role in pathophysiology of acute respiratory distress syndrome (ARDS)
  - Causes endothelial cell damage, increased microvascular permeability, peroxynitrite (ONOO-)
- Galera's dismutase mimetics inhibited these effects in animal ARDS models

Active Regimen	Avasopasem 90mg 3 hr IV infusion BID x 7d
Patients	COVID-19 test + critical phase respiratory failure
Stratification	Age < 60 or $\geq$ 60 years
Sites	Multi-center

Randomize (1:1)

- **Avasopasem 90mg x 7 days BID + SSC**
- **PBO + Standard Supportive Care (SSC)**

Primary

- 28-day mortality (overall survival)

Secondary

- Safety of avasopasem in COVID patients
- Ventilator weaning
- Vent-free days in hospital
- ICU-free days
- Catecholamine support, BP <65mmHg
- SOFA scores

SSC = Standard Supportive Care, SOFA = Sequential Organ Failure Assessment

Salvemini, et al, Br J Pharmacology, 2001; Macarthur, et al, Crit Care Med, 2003; Cuzzocrea, et al, Crit Care Med, 2004; Ndengele, et al, Shock, 2005

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Appendix

Oral Mucositis in HNC – Large Unmet Medical Need

Galera Therapeutics, Inc

SOM and Head & Neck Cancer

- ~65,000 new HNC patients in US/Year
- ~65% get IMRT & cisplatin as standard-of-care
- ~70% of patients get SOM (can't eat)
- ~20-30% get Grade 4 (can't eat or drink)
- No approved drug available


42,000
receive
IMRT





Can Have Devastating Complications

- **Dehydration & Malnutrition**
  Often requiring PEG tube feeding
- **Pain**
  Often severe pain requiring opioids
- **Treatment interruption**
  Each week of treatment delay decreases tumor control by >10%
- **Increased economic burden**
  OM Dx → ~$32,000 in additional medical expenses in first 6 months from RT start

WHO Grading Scale

Grade	Description
1	No ulcers Erythema and soreness
2	Ulcers Able to eat a solid diet
3	Ulcers Requires a liquid diet
4	Ulcers Unable to eat or drink

SEVERE (Grades 3–4)

Current Treatments

MASCC / ISOO Guidelines for HNC OM

Treatment Approach	Recommended for HNC OM due to RT?
Basic oral care	✓
Anti-microbials, coating agents, anesthetics, & analgesics (0.2% morphine mouthwash)	✓
Anti-inflammatories, benzydamine	?
Low level laser & other light therapy	?
Cryotherapy for 5-FU chemotherapy	✗
Natural & other agents	✗

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Efficacy Parameters Better on 90mg arm Compared to Placebo Swimmers plot: each patient who developed at least one SOM episode is represented by a row Grade 4 Grade 3 90 mg GC4419 34% Less Incidence SOM 47% Less Grade 4 OM 92% Shorter Duration SOM Delayed Onset of SOM PLACEBO Arm (45 of 74 Pts had ≥1 visit with SOM) 90MG Avasopasem (GC4419) Arm (35 of 76 Pts had ≥1 visit with SOM)

Tumor Outcomes Maintained - 2 year follow-up Final ITT Analysis OS = Overall Survival, PFS = Progression-Free Survival, LRC = LocoRegional Control, DMF = Free of Distant Metastases

RT-related Mucositis Beyond Head and Neck Cancer

Galera Therapeutics, Inc

Mucositis of Esophagus

Radiotherapy-related Esophagitis in Lung Cancer

- SOM efficacy seen by radiation oncologists as supportive for esophagitis[1]
- ~50,000 lung cancer patients are treated with RT, 50% get ≥ Grade 2 esophagitis[2]
- Effects: inability to swallow, severe pain, ulceration, bleeding & hospitalization



Compendial Listing

Phase 2 to support Compendial Listing post-Approval for SOM

- Single-arm Phase 2a trial in 60 patients w/ locally-advanced lung cancers
- Standard IMRT to ≥ 5 cm of esophagus (30 fractions, 2Gy/day x5 for 6 weeks)
- Post approval for SOM in HNC, plan to seek compendial listing in U.S.

NCCN National Comprehensive Cancer Network®



50%
Esophagitis
Patients at risk of experiencing radiation induced esophagitis

Market Research Question
Patients with Other Conditions[1]

Given the demonstrated ability of Product X to prevent radiation-induced toxicities in the oral mucosa, please indicate how you might use (maximum %) Product X for the following radiation associated conditions?

[1]Galera Market Research (150 Radiation Oncologists)
[2] NCI or RTOG grading scales

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